UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

Third Point Private Capital Income Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01979	41-6711611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 51st Floor New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 715-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sale of Equity Securities.

As of October 23, 2026, pursuant to a capital drawdown notice delivered under a subscription agreement between Third Point Private Capital Income Fund (the “Fund”) and Delticus Opportunities Fund LLC (“Delticus”), an affiliate of the Fund’s investment adviser, Third Point Private Capital LLC, under which Delticus committed to purchase, through drawdowns, up to $15,000,000 in common shares of beneficial interest of the Fund (the “Common Subscription Agreement”), the Fund issued and sold Shares in an unregistered offering to Delticus. The final number of Shares sold was determined on November 3, 2026, at an initial offering price of $25.00 per Share, as set forth in the table below:

Date of Unregistered Sale	Number of Class S Shares	Consideration(1)
October 23, 2026 (number of shares finalized on November 3, 2026)	160,000	$4,000,000

(1) No underwriting discounts or commissions were paid in connection with the sale of such Shares.

The offer and sale of the Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions from registration provided by Section 4(a)(2) thereof and Regulation D promulgated thereunder. The Fund relied, in part, on representations made by Delticus in the Common Subscription Agreement that Delticus was an “accredited investor” (as defined in Regulation D under the Securities Act).

The Fund and Delticus have also entered into a related subscription agreement pursuant to which Delticus has committed to purchase, through drawdowns, up to $225,000,000 of preferred shares of beneficial interest of the Fund (the “Seed Share Subscription Agreement”, and together with the Common Subscription Agreement, the “Subscription Agreements”).

The foregoing description of the Subscription Agreements is only a summary and is qualified in its entirety by reference to the form of Subscription Agreement and the form of Seed Share Subscription Agreement, filed as Exhibits 10.5 and 10.6, respectively, to the Fund’s Registration Statement on Form 10 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Third Point Private Capital Income Fund

Date: November 9, 2026	By:	/s/ Christopher W. Taylor
Name: Christopher W. Taylor
Title: President and Chief Executive Officer